S.R. Snodgrass, A.C. [LOGO]


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------







         We consent to the incorporation by reference in this Registration Statement of Nittany Financial Corp. on Form S-8 of our report dated March 16, 2005, except for Note 18 as to which the date is March 28, 2005, appearing in the Annual Report on Form 10-KSB of Nittany Financial Corp. for the year ended December 31, 2004.



                                                     /s/S.R. Snodgrass, A.C.
                                                     ---------------------------
                                                     S.R. Snodgrass, A.C.







June 23, 2005

Wexford, Pennsylvania